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                       SUPPLEMENT DATED DECEMBER 16, 2005
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                             DATED OCTOBER 24, 2005


Effective December 16, 2005, the subadvisory agreement relating to the Value & Restructuring Trust (the "Portfolio") was transferred by the Asset Management Divisions of U.S. Trust Company National Association ("USTNA") and United States Trust Company of New York ("USTNY") to UST Advisers, Inc. ("USTA") in connection with a restructuring of the U.S. Trust mutual fund advisory business (the "Transfer"). USTNA, USTNY and USTA are each controlled by the same parent company, U.S. Trust Corporation. The Transfer will not affect the subadvisory services provided to the Portfolio and the same personnel who managed the Portfolio before the Transfer will continue to manage the Portfolio after the Transfer. USTA is located at 225 High Ridge Road, Stamford, Connecticut 06905.